Filed by CONSOL Coal Resources LP

Pursuant to Rule 425 Under the Securities Act of 1933

And Deemed Filed Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: CONSOL Coal Resources LP

Commission File No. 001-37456

Date: October 23, 2020

Exhibit 99.2

CONSOL ENERGY Stronger Together CONSOL Energy Inc. to Acquire Outstanding Publicly-Owned Units of CONSOL Coal Resources LP October 23, 2020

Disclaimer Cautionary Statements All statements in this presentation (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of CONSOL Energy Inc. (“CEIX”) and CONSOL Coal Resources LP (“CCR” and, together with CEIX, “we,” “us,” or “our”), which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to CEIX and CCR and their stockholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. While CEIX and CCR believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on CEIX, CCR and their customers; the impact of outbreaks of communicable diseases such as the novel highly transmissible and pathogenic coronavirus (COVID-19) on business activity, the Company’s operations and national and global economic conditions, generally; conditions in the coal industry, including a sustained decrease in the level of supply or demand for coal or a sustained decrease in the price of coal; the financial condition of CEIX’s or CCR’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the performance of CEIX and CCR. The forward-looking statements in this presentation speak only as of the date of this report; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of CEIX’s and CCR’s respective Annual Reports on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC. No Offer or Solicitation This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Important Additional Information Regarding the Transaction Will Be Filed With the SEC In connection with the proposed transaction, CEIX will file a registration statement on Form S-4, including a consent solicitation statement/proxy statement/prospectus of CEIX and CCR, with the SEC. INVESTORS AND SECURITY HOLDERS OF CEIX AND CCR ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A consent solicitation statement/proxy statement/prospectus will be sent to security holders of CEIX and CCR in connection with the solicitation of the approval of CEIX stockholders and consents of CCR unitholders, respectively, relating to the proposed transaction. Investors and security holders may obtain a free copy of the consent solicitation statement/proxy statement/prospectus (when available) and other relevant documents filed by CEIX and CCR with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent solicitation statement/proxy statement/prospectus and other relevant documents (when available) from CEIX’s website at www.consolenergy.com under the “Investors” tab under the heading “SEC Filings.” Participants in the Solicitation CEIX, CCR and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the transaction. Information about these persons is set forth in CEIX’s proxy statement relating to its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2020, and CCR’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 14, 2020, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent solicitation statement/proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. Non-GAAP Measures This presentation includes unaudited “non-GAAP financial measures” as defined in Regulation G under the Exchange Act, including Bank EBITDA, Net Leverage Ratio, and Organic Free Cash Flow. As used in this presentation, (i) Bank EBITDA means net income plus the sum of net interest expense, depreciation, depletion, amortization, income tax expense, stock/unit-based compensation, (gain) loss on debt extinguishment, CCR adjusted EBITDA per Credit Agreement, cash distributions from CONSOL Coal Resources LP, cash payments for legacy employee liabilities (net of non-cash expense) and certain other adjustments, (ii) Net Leverage Ratio means the ratio of net debt to the last twelve months’ (“LTM”) earnings before interest expense and depreciation, depletion and amortization, adjusted for certain non-cash items, such as long-term incentive awards, amortization of debt issuance costs and capitalized interest and (iii) Organic Free Cash Flow means net cash (used in) provided by operations less capital expenditures. For a reconciliation of each of Bank EBITDA and Net Leverage Ratio to its most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), please see the appendix to this presentation. We are unable to provide a reconciliation of projected Organic Free Cash Flow to Net Cash Provided by Operations, its most directly comparable financial measure calculated in accordance with GAAP, due to our inability to calculate the comparable GAAP projected metric given the unknown effect, timing and potential significance of certain income statement items. We believe that these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. However, these non-GAAP financial measures should not be considered as alternatives to financial measures calculated in accordance with GAAP. Bank EBITDA, Net Leverage Ratio, and Organic Free Cash Flow may be defined differently by other companies in CEIX’s and CCR’s industry, and therefore CEIX’s and CCR’s definitions of Bank EBITDA, Net Leverage Ratio, and Organic Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing the utility of the measures. The presentation of non-GAAP financial measures herein is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. 2

Simplification Overview CEIX to Acquire All of the Publicly Held Outstanding Common Units of CCR (the “Transaction”) ● CCR non-affiliated unitholders to receive 0.73x CEIX shares for each CCR unit – Implies a price of $3.15 per unit from CEIX’s closing price on October 22, 2020 – Implies a transaction value of $34.4mm from CEIX’s closing price on October 22, 2020 “At-Market” Transaction ● Roughly an at-market acquisition of CCR units – 2.7% premium to CCR / CEIX exchange ratio as of October 22, 2020 – 2.1% premium to CCR / CEIX 20-Day VWAP as of October 22, 2020 100% Equity ● 100% of consideration to CCR common unitholders in the form of CEIX shares ● Consideration / Balance Sheet Friendly Structure ● CEIX’s existing debt to remain in place with no new debt issuance ● Requires affirmative majority vote from CEIX shareholders ● CCR unitholder vote required to approve the Transaction Transaction Expected – CEIX owns approximately 60.7% of the CCR common units to Close in Q1 2021 – CEIX ownership sufficient to approve on behalf of CCR unitholders by written consent ● No further CCR distributions through closing 3

Transaction Delivers Significant Benefits for the Combined Company

Simplifies CEIX's Corporate Structure	✓ Streamlines financial reporting and transparency for equity and debt investors ✓ Single public vehicle providing 100% exposure to: – The world-class Pennsylvania Mining Complex ("PAMC") – CONSOL Marine Terminal – Itmann Met Coal Project ✓ Increases CEIX's market capitalization, public float and trading liquidity ✓ Fully aligns CEIX and CCR equityholder interests ✓ Enhances access to capital markets with broader appeal to institutional investors
Improves Financial Position / Flexibility	✓ Cash flow consolidation provides flexibility to further de-lever the balance sheet ✓ Improves consolidated credit metrics – De-leveraging transaction at close – Enhances access to debt capital markets
Delivers Potential Cost Savings and CEIX Value Creation	✓ Estimated cost synergies of ~$3mm per year – Includes elimination of dual public company reporting costs ✓ Immediately enhancing to CEIX 2021E organic free cash flow(1) per share ✓ Accelerates path to capital returns – Ability to reinstate dividends and/or share buyback below 2.0x net leverage(2)

(1) Organic Free Cash Flow defined as Net Cash Provided by Operations less Capital Expenditures.
(2) Based on amended credit agreement as of June 2020.

4

CONSOL ENERGY CCR

Immediately Enhancing to CEIX 2021E Organic Free Cash Flow Per Share

6/30/2020 LTM Bank EBITDA[1]


($ in mm)
27%
$203
$257
Standalone LTM 6/30/2020
Pro Forma LTM 6/30/2020

Consolidation of cash flows meaningfully increases pro forma Bank EBITDA…

6/30/2020 LTM Net Leverage Ratio[2]


Covenant Threshold: 3.75x
3.2x
2.6x
Standalone LTM 6/30/2020
Pro Forma LTM 6/30/2020

…Significantly reduces pro forma leverage…

2021E Organic Free Cash Flow[3]


($ in mm)
~60%
~$50
~$80
Standalone 2021E
Pro Forma 2021E

	Standalone 2021E	Pro Forma 2021E
FDSO[4]	27.911	35.877

…and is immediately beneficial to 2021E organic free cash flow per share

CEIX Standalone   Pro Forma CEIX

Source: Company filings and FactSet. Market data as of October 21, 2020.
Note: Balance sheet data as of 6/30/2020.
(1) Bank EBITDA defined as net income plus the sum of net interest expense, depreciation, depletion, amortization, income tax expense, stock/unit-based compensation, (gain) loss on debt extinguishment, CCR adjusted EBITDA per Credit Agreement, cash distributions from CONSOL Coal Resources LP, cash payments for legacy employee liabilities (net of non-cash expense) and certain other adjustments.
(2) Net Leverage Ratio defined as the ratio of net debt to the LTM earnings before interest expense and depreciation, depletion and amortization, adjusted for certain non-cash items, such as long-term incentive awards, amortization of debt issuance costs and capitalized interest.
(3) Based on exchange ratio of 0.7300x. Includes estimated cost synergies of $3mm. Organic Free Cash Flow defined as Net Cash Provided by Operations less Capital Expenditures.
(4) Fully diluted shares outstanding. Pro forma shares derived based on exchange ratio of .7300x.

5

CONSOL ENERGY CCR

Simplification Furthers Recent Steps to Enhance Financial Flexibility 1 Ongoing opportunistic debt repurchase program Clear Path to Further Strengthen 2 Amended credit agreement with no near-term debt maturitiesïƒ¼ the Balance Sheet and Create Long 3 Pursuing multiple monetizations of non-core assets Term ïƒ¼ Shareholder Value 4 Ongoing focus on capital conservation and cost efficienciesïƒ¼ No Near-Term Debt Maturities(1) Robust Liquidity ($ in mm) $33    $400 $271 $178 Total Liquidity: $346mm $79 $103    2020 2021 2022 2023 2024 2025 $312    Term Loan A Undrawn RCF Term Loan B MEDCO Revenue Bonds Second Lien Notes Revolver Cash Source: Company filings and FactSet. 6 Note: Balance sheet data as of 6/30/2020. (1) As of June 30, 2020, there were no borrowings on $400mm revolver and it is being used for providing letters of credit with $88mm issued. Excludes capital leases

Enhances Measured Approach to Growth

- Strategically strengthens our production base, enables diversification, and reduces risk

	Efficiency	Technology	Organic Growth	M&A
Investment Category	Efficiency & Continuous Improvement	Emerging Technologies & Alternative Uses of Coal	Organic Growth & Expansion	M&A
Rate of Return Expectation	30%+	30%+	20%+	20%+
Diversifying	No	Yes	Potentially	Potentially
Initial Investment Magnitude	<$5MM	<$5MM	$50-100MM	TBD
Risk Level	Low	Moderate	Low	High
Cash Flow Accretion	Immediate	Longer-Term	Longer-Term	Immediate
Example	Shearer Automation, Prep Plant Debottlenecking	Coal-to-Products and OMNIS	Itmann	

7

CONSOL ENERGY

Expect Transaction to Close in Q1 2021 Key Milestones Estimated Timing Several steps needed to finalize Transaction Q4 2020 • File S-4 registration statement with SEC • SEC declares S-4 effective • Distribute proxy statement to CEIX shareholders and consent solicitation statement to CCR unitholders; establish record date for shareholder vote and consent deadline for CCR unitholders • CEIX shareholder vote and CCR unitholder consent Q1 2021 • Close transaction 8

Appendix 9

Simplification Streamlines CONSOL's Corporate Structure



Status Quo
Transaction
0.7300 CEIX shares for each CCR unit
CEIX
CEIX shares
100% ownership
CCR GP
59.7% LP interest
CCR units
1.7% GP interest
CCR
38.6% LP interest
Public Common Unitholders
75% interest
25% interest
100% interest
PAMC
CONSOL Marine Terminal
Itmann Mine
Greenfield Reserves
Pro Forma
Legacy CEIX Shareholders
Legacy Public CCR Unitholders
CEIX
100% interest
CCR (private)
75% interest
100% interest
25% interest
PAMC
CONSOL Marine Terminal
Itmann Mine
Greenfield Reserves

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CEIX Bank EBITDA and Net Leverage Ratio Reconciliation Standalone Pro Forma LTM 6/30/2020 LTM 6/30/2020 Net Income $5,837 $5,837 Plus: Interest Expense, net $62,215 $62,215 Income Taxes 1,422 1,422 EBIT $69,474 $69,474 Plus: Depreciation, Depletion and Amortization $211,320 $211,320 EBITDA $280,794 $280,794 Plus: Stock/Unit-Based Compensation $9,635 $9,635 (Gain) Loss on Debt Extinguishment (17,021) (17,021) Total Pre-Tax Adjustments (7,386) (7,386) Adjusted EBITDA $273,408 $273,408 Less: CCR Adjusted EBITDA per Credit Agreement ($66,169) $0 Cash Distributions from CONSOL Coal Resources LP 8,254 0 Cash Payments for Legacy Employee Liabilities, Net of Non-Cash Expense (18,609) (18,609) Other Adjustments to Net Income 6,333 1,753 Bank EBITDA $203,217 $256,552 Consolidated First Lien Debt $399,662 $414,091 Senior Secured Second Lien Notes 178,452 178,452 MEDCO Revenue Bonds 102,865 102,865 Advance Royalty Commitments 1,895 1,895 Debt $682,874 $697,303 Less: Advance Royalty Commitments $1,895 $1,895 Cash on Hand 32,925 33,027 Net Debt $648,054 $662,381 Net Leverage Ratio 3.2x 2.6x Source: Company filings. Note: Some totals may not foot due to rounding. 11